                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. 3)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     AIRONET WIRELESS COMMUNICATIONS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                                                  [AIRONET LOGO]



                                                               February 28, 2000


Dear Aironet Stockholder:

We have previously sent to you proxy material for the Special Stockholder Meeting of Aironet Wireless Communications, Inc. to be held on March 14, 2000 to consider our merger with Cisco Systems, Inc. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT STOCKHOLDERS VOTE FOR THE PROPOSED MERGER WITH CISCO.

Approval of the merger requires the affirmative vote of at least 75% of the outstanding shares. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. WHETHER OR NOT YOU HAVE ALREADY DONE SO, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENVELOPE PROVIDED.

                                   Very truly yours,

                                   /s/Roger J. Murphy, Jr.


                                   Roger J. Murphy, Jr.
                                   President and Chief Executive Officer



                      Aironet Wireless Communications, Inc.
   3875 Embassy Parkway, P.O. Box 5292, Akron, OH 44334-0292 / (330) 664-7900
                               Fax (330) 664-7922



================================================================================

             If you have any questions, or need assistance in voting your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-888-750-5834.

                                 IMPORTANT NOTE:
                IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
           YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET.
            Please call Innisfree at 1-888-750-5834 for assistance.

================================================================================

                      AIRONET WIRELESS COMMUNICATIONS, INC.

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Aironet Wireless Communications, Inc., a Delaware corporation ("Aironet"), revokes all previous proxies, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the related Proxy Statement/Prospectus, each dated February 7, 2000, and hereby appoints Roger J. Murphy, Jr. and Richard G. Holmes, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of and in the name of the undersigned, to vote as designated on the reverse side, all shares of common stock of Aironet that the undersigned is entitled to vote at the Special Meeting of Stockholders of Aironet to be held on March 14, 2000 at 10:00 a.m. local time, at the Hilton Akron West, 3180 West Market Street, Akron, Ohio, and at any adjournment or postponement thereof.

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the special meeting or any adjournment of the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. ATTENDANCE OF THE UNDERSIGNED AT THE SPECIAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL REVOKE THIS PROXY IN WRITING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                     AIRONET WIRELESS COMMUNICATIONS, INC.

               [X] PLEASE MARK VOTE IN OVAL USING DARK INK ONLY.

THE AIRONET BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To approve and adopt the Agreement and Plan of Merger and Reorganization, dated as of November 8, 1999 (the "Merger Agreement"), by and among Cisco Systems, Inc., Aironet Wireless Communications, Inc., and Osprey Acquisition Corporation, a wholly-owned subsidiary of Cisco Systems, Inc., and to approve the merger (the "Merger") of Osprey Acquisition Corporation with and into Aironet Wireless Communications, Inc. pursuant to the Merger Agreement.

               FOR          AGAINST          ABSTAIN
               [ ]            [ ]              [ ]

2. To grant the Board of Directors of Aironet Wireless Communications, Inc. discretionary authority to adjourn or postpone the Special Meeting in order to solicit additional votes for approval of the Merger Agreement and the Merger.

               FOR          AGAINST          ABSTAIN
               [ ]            [ ]              [ ]


                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT BOTTOM LEFT  [ ]

                       Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer or partner, please give full name as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partner, please sign in partnership name by authorized person.



Signature:                                                Date:
          -----------------------------------------------      -----------------

Signature:                                                Date:
          -----------------------------------------------      -----------------


                            YOUR VOTE IS IMPORTANT.

             PLEASE VOTE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.